UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2005

MOUNTAINS WEST EXPLORATION, INC.
(Exact name of registrant as specified in its charter)

New Mexico	0-9500	85-0280415
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

3111 N. Seminary, Suite 1N, Chicago, Illinois        60657
       (Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code:  (312) 952-7100

N/A
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors of Principal Officers; Election of Directors;
                          Appointment of Principal Officers.

        On December 19, 2005, Mr. Dennis Iler and Mr. Redgie Green each voluntarily resigned from their position as members of the Board of Directors of Mountains West Exploration, Inc., a New Mexico corporation (the “Company”). The remaining members of the Board of Directors of the Company are Douglas Stukel and Lee Wiskowski.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 22, 2005

Mountains West Exploration, Inc. By: /s/ Lee Wiskowski —————————————— Lee Wiskowski President